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                                                                    EXHIBIT 4.1




                                   (QEP Logo)
Number                                                                    Shares
                                Q.E.P. CO., INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
                                                               CUSIP 74727K 10 2

         THIS CERTIFIES THAT __________________________________________ IS THE
OWNER OF ___________________________________

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                        PAR VALUE $.001 PER SHARE, OF

                                Q.E.P. CO., INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and Bylaws of the Corporation and all amendments thereto, to all of which the owner by the acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.

DATED:___________________________, 19_____


                                                 Q.E.P. CO., INC.


(SEAL)
                                                 By:__________________________
                                                    Lewis Gould, President


                                                 By:__________________________
                                                    Susan J. Gould, Secretary
COUNTERSIGNED:

         AMERICAN SECURITIES TRANSFER & TRUST, INC.
                     P.O. Box 1596
                 Denver, Colorado 80201


         By:___________________________________________
            Transfer Agent Authorized Signature

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                                Q.E.P. CO., INC.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                       UNIF GIFT MIN ACT - ___________ Custodian ____________
TEN ENT  -  as tenants by the entireties                                      (Cust)               (Minor)
JT TEN   -  as joint tenants with right of                                 under Uniform Gifts to Minors
            survivorship and not as tenants                                Act _____________________________
            in common                                                                     (State)

    Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto Please insert Social Security or other identifying number of assignee _____________________________________________________________________
______________________________________________________________________________
 (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)
______________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

         Dated:  _____________________, 19____


                                      _______________________________________________________________________________
                          NOTICE:     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


_______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS. THE CORPORATION WILL FURNISH UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED CLASS, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.